UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                     811-8703

Dreyfus High Yield Strategies Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	03/31
Date of reporting period:	03/31/2009

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus High Yield Strategies Fund Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Selected Information

7	Statement of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statement of Cash Flows

21	Statement of Changes in Net Assets

22	Financial Highlights

23	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Important Tax Information

36	Supplemental Information

37	Information About the Review and Approval of the Fund’s Management Agreement

42	Dividend Reinvestment Plan

47	Board Members Information

49	Officers of the Fund

53	Officers and Trustees

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus High Yield Strategies Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2008, through March 31, 2009.

The past year has been one of the most challenging for the U.S. economy and financial markets, including most sectors of the bond market. A relatively mild economic downturn over the first several months of the reporting period was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the world economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus, and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2008, through March 31, 2009, as provided by Karen Bater, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2009, Dreyfus High Yield Strategies Fund achieved a total return of –19.84% (on a net asset value basis) and produced aggregate income dividends of $0.354 per share.1 In comparison, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of –19.65% for the same period.2

A financial crisis and economic slowdown produced heightened market volatility in the high yield bond market, particularly over the second half of the reporting period. The fund produced returns approximately in line with its benchmark, which does not reflect fees and expenses like a mutual fund, and primarily due to our relatively conservative sector allocation and security selection strategies.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

High Yield Bonds: Caught in the Credit Crisis

An intensifying credit crisis and a severe recession roiled most financial markets, including high yield corporate bonds, during the reporting period.Slumping home values,rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the Great Depression, putting downward pressure on consumer spending,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

business investment and corporate earnings. Meanwhile, an ongoing credit crunch escalated into a global financial crisis over the summer of 2008 that punished a number of large financial institutions and nearly led to the collapse of the global banking system.As a result, default rates in the high yield bond market rose from previous low levels, and the supply of newly issued bonds fell sharply due to a lack of buyers.

High yield bonds also were adversely affected by widespread selling pressure during the reporting period as highly leveraged institutional investors unwound their positions, causing yield differences between high yield bonds and 10-year U.S.Treasury securities to move to historically wide levels.Volatility was particularly severe over the fourth quarter of 2008, when the bankruptcy of investment bank Lehman Brothers sent shockwaves through the global banking system.

Volatility in the high yield bond market moderated during the first quarter of 2009, as monetary and government authorities staged massive interventions to shore up the credit markets, a federal economic stimulus program provided billions in aid to state governments and troubled industries,and investors took advantage of attractive values among bonds from fundamentally sound issuers. Liquidity conditions improved in the high yield bond market, as evidenced by the successful distribution of several new issues.

Defensive Posture Supported Fund Returns

A focus on traditionally defensive market sectors, and a commensurate de-emphasis of more economically sensitive industry groups, helped support the fund’s relative performance. More specifically, the fund received positive contributions from the health care, cable television and wireless telecommunications industry groups. Health care companies HCA and Biomet, the subordinated debt of Centennial Communications, and wireless companies Intelsat and Alltel ranked among the fund’s stronger holdings during the reporting period.The fund also achieved relatively strong security selections in the gaming sector, an area that generally weighed on the benchmark’s performance. Conversely, relatively light exposure to the financials, homebuilding and industrials sectors also bolstered the fund’s results compared to its benchmark.

Disappointments during the reporting period included the utilities area, where electricity producer TXU Energy lagged market averages due to sharply lower commodity prices. In addition, underweight exposure to the high yield market’s financials area — which grew significantly due to a wave of credit-rating downgrades — hindered the fund’s relative performance over the first quarter of 2009, when the beaten-down market sector staged a rebound.

Staying Cautious in a Volatile Market

As of the reporting period’s end, the U.S. economy has continued to weaken, and the financial crisis has persisted.These conditions suggest to us that high yield default rates are likely to continue to rise over the remainder of this year. Therefore, we intend to maintain the fund’s generally defensive posture over the foreseeable future.To achieve this position, we have placed greater emphasis on high yield bonds in the single-B category, which we believe entail less risk than triple-C bonds but offer high yields than securities with double-B ratings.

However, we also are aware that the downturn has punished fundamentally sound credits along with troubled ones, and we have begun to identify some attractively valued investment opportunities. In our judgment, taking selective advantage of these opportunities while maintaining a generally conservative investment posture can help the fund weather the current storm and position it to participate in an eventual recovery.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation and the fund’s shareholder servicing agent pursuant to an agreement in effect through September 30, 2009, at which time it may be extended, modified or terminated.

Had these expenses not been absorbed, the fund’s return would have been lower.

2	SOURCE: BLOOMBERG, L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. HighYield Master II Constrained Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.

The Fund 5

SELECTED INFORMATION March 31, 2009 (Unaudited)

Market Price per share March 31, 2009			$2.45
Shares Outstanding March 31, 2009			71,487,233
New York Stock Exchange Ticker Symbol			DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended March 31, 2009

Quarter Ended		Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2008	2008	2008	2009

High	$3.83	$3.56	$2.84	$2.75
Low	3.51	2.65	1.66	2.00
Close	3.58	2.98	2.23	2.45

PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2009				(4.11)%
April 1, 1999 through March 31, 2009				(3.13)
April 1, 2004 through March 31, 2009				(5.97)
April 1, 2008 through March 31, 2009				(20.03)
July 1, 2008 through March 31, 2009				(24.21)
October 1, 2008 through March 31, 2009				(11.35)
January 1, 2009 through March 31, 2009				12.51

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)			$15.00
March 31, 2008			4.09
June 30, 2008			4.09
September 30, 2008			3.64
December 31, 2008			2.72
March 31, 2009			2.90

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2009				(2.63)%
April 1, 1999 through March 31, 2009				(1.46)
April 1, 2004 through March 31, 2009				0.00
April 1, 2008 through March 31, 2009				(19.84)
July 1, 2008 through March 31, 2009				(21.62)
October 1, 2008 through March 31, 2009				(14.25)
January 1, 2009 through March 31, 2009				8.98

† With dividends reinvested.

STATEMENT OF INVESTMENTS
March 31, 2009

	Coupon	Maturity	Principal
Bonds and Notes—134.6%	Rate (%)	Date	Amount ($)		Value ($)

Advertising—1.8%
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	570,000	[a]	413,250
Lamar Media,
Gtd. Notes	6.63	8/15/15	4,580,000	[a]	3,366,300
					3,779,550
Aerospace & Defense—.8%
L-3 Communications,
Gtd. Notes	7.63	6/15/12	1,590,000	[a]	1,599,937
Automobile Manufacturers—.2%
Ford Motor Co.,
Loan	3.98	12/16/13	1,000,000	[b]	478,890
Automotive, Trucks & Parts—1.1%
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	488,000	[a]	407,480
Goodyear Tire & Rubber,
Gtd. Notes	9.00	7/1/15	1,486,000	[a]	1,151,650
United Components,
Gtd. Notes	9.38	6/15/13	1,925,000	[a]	760,375
					2,319,505
Casinos & Gaming—.8%
Pinnacle Entertainment,
Gtd. Notes	8.75	10/1/13	1,295,000	[a]	1,146,075
Shingle Springs Tribal Group,
Sr. Notes	9.38	6/15/15	1,100,000	[a,c]	462,000
					1,608,075
Chemicals—1.4%
Huntsman International,
Gtd. Notes	7.88	11/15/14	795,000	[a]	329,925
Huntsman,
Sr. Scd. Notes	11.63	10/15/10	909,000	[a]	902,182
Nalco,
Gtd. Notes	8.88	11/15/13	1,783,000	[a]	1,720,595
					2,952,702
Commercial & Professional
Services—3.2%
Education Management,
Gtd. Notes	8.75	6/1/14	1,642,000	[a]	1,559,900
Education Management,
Gtd. Notes	10.25	6/1/16	4,084,000	[a]	3,838,960

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial & Professional
Services (continued)
Ipayment,
Gtd. Notes	9.75	5/15/14	2,150,000	[a]	1,128,750
					6,527,610
Commercial Mortgage
Pass-Through Ctfs.—.8%
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	648,000	[c]	596,160
Global Signal Trust,
Ser. 2006-1, Cl. F	7.04	2/15/36	1,210,000	[a,c]	1,113,200
					1,709,360
Diversified Financial Services—14.5%
Biomet,
Gtd. Notes	11.63	10/15/17	10,764,000	[a]	9,553,050
Dow Jones CDX,
Pass Thrus Certificates,
Ser. 4-T1	8.25	6/29/10	7,103,460	[a,c,d]	6,517,424
Ford Motor Credit,
Sr. Unscd. Notes	7.38	10/28/09	7,880,000	[a]	7,068,061
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	950,000	[a]	625,153
Ford Motor Credit,
Sr. Unscd. Notes	8.63	11/1/10	1,650,000	[a]	1,314,666
Fresenius US Finance II,
Sr. Unscd. Notes	9.00	7/15/15	515,000	[c]	538,175
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	2,725,000	[a,c]	1,308,000
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	510,000	[a]	420,750
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	1,380,000	[a]	952,200
Smurfit Kappa Funding,
Sr. Sub. Notes	7.75	4/1/15	1,606,000	[a]	951,555
Stena,
Sr. Unscd. Notes	7.50	11/1/13	1,170,000	[a]	883,350
					30,132,384
Diversified Metals & Mining—3.8%
CSN Islands IX,
Gtd. Notes	10.50	1/15/15	1,315,000	[a,b,c]	1,459,650

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Metals & Mining (continued)
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.25	4/1/15	2,964,000	[a]	2,841,299
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	2,440,000		2,284,618
Steel Dynamics,
Gtd. Notes	7.38	11/1/12	1,010,000	[a]	792,850
Steel Dynamics,
Sr. Unscd. Notes	7.75	4/15/16	755,000	[c]	520,950
					7,899,367
Electric Utilities—18.8%
AES,
Sr. Unscd. Notes	7.75	10/15/15	5,355,000	[a]	4,699,013
AES,
Sr. Unscd. Notes	8.00	10/15/17	425,000	[a]	366,562
Allegheny Energy Supply,
Sr. Unscd. Bonds	8.25	4/15/12	5,650,000	[a,b,c]	5,718,297
Edison Mission Energy,
Sr. Unscd. Notes	7.00	5/15/17	505,000	[a]	371,175
Edison Mission Energy,
Sr. Unscd. Notes	7.50	6/15/13	3,074,000	[a]	2,443,830
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	14,450,000	[a]	9,392,500
Mirant Americas Generation,
Sr. Unscd. Notes	8.30	5/1/11	2,975,000	[a]	2,900,625
Mirant North America,
Gtd. Notes	7.38	12/31/13	2,735,000	[a]	2,488,850
NRG Energy,
Gtd. Notes	7.25	2/1/14	1,175,000	[a]	1,107,437
NRG Energy,
Gtd. Notes	7.38	1/15/17	1,765,000	[a]	1,645,862
NV Energy,
Sr. Unscd. Notes	8.63	3/15/14	3,467,000	[a]	3,284,996
Orion Power Holdings,
Sr. Unscd. Notes	12.00	5/1/10	1,395,000	[a]	1,445,569
Reliant Energy,
Sr. Unscd. Notes	7.63	6/15/14	2,045,000	[a]	1,666,675
Sprint Capital,
Gtd. Notes	6.88	11/15/28	2,275,000	[a]	1,399,125
					38,930,516

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Environmental Control—.4%
WCA Waste,
Gtd. Notes	9.25	6/15/14	1,070,000	[a]	789,125
Food & Beverages—2.8%
Constellation Brands,
Gtd. Notes	7.25	9/1/16	365,000	[a]	348,575
Dean Foods,
Gtd. Notes	7.00	6/1/16	2,340,000	[a]	2,234,700
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	2,793,000	[a]	2,765,070
SUPERVALU,
Sr. Unscd. Bonds	7.50	5/15/12	320,000		316,000
SUPERVALU,
Sr. Unscd. Bonds	7.50	11/15/14	195,000		191,344
					5,855,689
Health Care—12.7%
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	6,215,000	[a,c]	4,956,462
Community Health Systems,
Gtd. Notes	8.88	7/15/15	3,980,000	[a]	3,781,000
DaVita,
Gtd. Notes	7.25	3/15/15	1,720,000	[a]	1,661,950
Hanger Orthopedic Group,
Gtd. Notes	10.25	6/1/14	845,000	[a]	849,225
HCA,
Sr. Unscd. Notes	6.30	10/1/12	4,160,000	[a]	3,494,400
HCA,
Notes	9.00	12/15/14	4,000,000	[a]	2,900,864
HCA,
Sr. Scd. Notes	9.13	11/15/14	495,000	[a]	466,537
HCA,
Sr. Scd. Notes	9.25	11/15/16	7,320,000	[a]	6,679,500
Tenet Healthcare,
Sr. Unscd. Notes	9.88	7/1/14	2,000,000	[a]	1,570,000
					26,359,938
Lodging & Entertainment—3.5%
Boyd Gaming,
Sr. Sub. Notes	7.75	12/15/12	1,180,000	[a]	955,800
Cinemark,
Sr. Discount Notes	9.75	3/15/14	3,300,000	[a]	3,126,750

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Lodging &
Entertainment (continued)
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	1,559,000	[a]	927,605
Marquee Holdings,
Sr. Discount Notes	12.00	8/15/14	923,000	[a,b]	650,715
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	1,856,000	[a,c]	1,549,760
Scientific Games,
Gtd. Notes	6.25	12/15/12	91,000	[a]	80,080
					7,290,710
Machinery—2.1%
Case New Holland,
Gtd. Notes	7.13	3/1/14	180,000	[a]	133,200
Case,
Sr. Unscd. Notes	7.25	1/15/16	557,000	[a]	409,395
Columbus McKinnon,
Gtd. Notes	8.88	11/1/13	481,000	[a]	449,735
Douglas Dynamics,
Gtd. Notes	7.75	1/15/12	940,000	[a,c]	615,700
Terex,
Gtd. Notes	7.38	1/15/14	3,170,000	[a]	2,757,900
					4,365,930
Manufacturing—1.9%
Bombardier,
Sr. Unscd. Notes	6.30	5/1/14	2,200,000	[a,c]	1,562,000
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	675,000	[a,c]	497,813
Mueller Water Products,
Gtd. Notes	7.38	6/1/17	975,000	[a]	507,000
RBS Global & Rexnord,
Gtd. Notes	9.50	8/1/14	1,705,000	[a]	1,389,575
					3,956,388
Media—22.0%
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	5,092,000	[a,b]	4,977,430
CCH II,
Sr. Unscd. Notes	10.25	9/15/10	8,800,000	[a,e]	7,964,000
CCH II,
Gtd. Notes	10.25	10/1/13	1,730,000	[a,e]	1,548,350

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Media (continued)
Charter Communications,
Scd. Notes	8.38	4/30/14	2,030,000	[c]	1,796,550
CSC Holdings,
Sr. Unscd. Notes	7.63	7/15/18	890,000		805,450
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	270,000	[c]	267,300
Dex Media West/Finance,
Sr. Unscd. Notes, Ser. B	8.50	8/15/10	720,000	[a]	363,600
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B	9.88	8/15/13	5,720,000	[a]	1,158,300
DirecTV Holdings Financing,
Gtd. Notes	7.63	5/15/16	1,865,000		1,837,025
Echostar DBS,
Gtd. Notes	6.63	10/1/14	1,175,000	[a]	1,054,563
Echostar DBS,
Gtd. Notes	7.13	2/1/16	6,245,000	[a]	5,620,500
General Cable,
Gtd. Notes	7.13	4/1/17	1,990,000	[a]	1,641,750
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	5,790,000	[c]	5,399,175
ION Media Networks,
Sr. Sub. Notes, Ser. A	11.00	7/31/13	31,028	[a]	171
ION Media Networks,
Sr. Sub. Notes	11.00	7/31/13	33,232	[a,c]	183
Kabel Deutschland,
Scd. Notes	10.63	7/1/14	2,093,000	[a]	2,124,395
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	1,930,000	[a,c]	530,750
Mediacom,
Sr. Unscd. Notes	9.50	1/15/13	5,865,000	[a]	5,513,100
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	44,000	[a]	19,360
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	134,788	[c]	51,000
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	2,890,000		2,210,850
Videotron Ltee,
Gtd. Notes	9.13	4/15/18	720,000	[c]	735,300
					45,619,102

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Oil & Gas—10.6%
ANR Pipeline,
Sr. Unscd. Notes	7.00	6/1/25	110,000	[a]	105,427
Chesapeake Energy,
Gtd. Notes	7.00	8/15/14	2,490,000	[a]	2,203,650
Chesapeake Energy,
Gtd. Notes	7.25	12/15/18	725,000	[a]	599,031
Chesapeake Energy,
Gtd. Notes	7.50	9/15/13	920,000	[a]	846,400
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	385,000	[a]	349,388
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	1,820,000		1,779,050
Cimarex Energy,
Gtd. Notes	7.13	5/1/17	2,375,000	[a]	1,923,750
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	3,845,000	[a]	2,624,213
Dynegy Holdings,
Sr. Unscd. Notes	8.75	2/15/12	280,000	[a]	245,000
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	1,295,000		1,109,402
El Paso,
Sr. Unscd. Notes	12.00	12/12/13	1,935,000		2,046,263
Forest Oil,
Sr. Notes	8.50	2/15/14	1,550,000	[c]	1,445,375
Newfield Exploration,
Sr. Sub. Notes	6.63	4/15/16	1,105,000	[a]	994,500
Newfield Exploration,
Sr. Sub. Notes	7.13	5/15/18	710,000		631,900
PetroHawk Energy,
Gtd. Notes	9.13	7/15/13	2,265,000	[a]	2,185,725
Petrohawk Energy,
Sr. Notes	10.50	8/1/14	435,000	[c]	435,000
Range Resources,
Gtd. Notes	7.25	5/1/18	890,000	[a]	801,000
Range Resources,
Gtd. Notes	7.50	10/1/17	800,000	[a]	732,000
SouthWestern Energy,
Sr. Notes	7.50	2/1/18	370,000	[c]	358,900

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Oil & Gas (continued)
Williams Cos.,
Sr. Unscd. Notes	7.63	7/15/19	500,000	[a]	468,308
					21,884,282
Packaging & Containers—4.1%
Crown Americas,
Gtd. Notes	7.75	11/15/15	3,925,000	[a]	3,964,250
Norampac,
Gtd. Notes	6.75	6/1/13	3,554,000	[a]	1,599,300
Owens Brockway Glass Container,
Gtd. Notes	8.25	5/15/13	450,000	[a]	454,500
Plastipak Holdings,
Sr. Notes	8.50	12/15/15	2,590,000	[a,c]	1,825,950
Smurfit-Stone Container,
Sr. Unscd. Notes	8.00	3/15/17	3,265,000	[a,e]	408,125
Smurfit-Stone Container,
Sr. Unscd. Notes	8.38	7/1/12	2,100,000	[a,e]	275,625
					8,527,750
Paper & Forest Products—3.4%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	3,600,000	[a,c]	3,384,000
NewPage,
Gtd. Notes	12.00	5/1/13	4,900,000	[a]	1,053,500
Rock-Tenn,
Gtd. Notes	9.25	3/15/16	1,350,000	[a]	1,353,375
Verso Paper Holdings,
Gtd. Notes, Ser. B	11.38	8/1/16	5,355,000	[a]	1,285,200
					7,076,075
Pipelines—.6%
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	1,000,000		940,000
Tennessee Gas Pipeline,
Sr. Notes	8.00	2/1/16	285,000	[c]	286,425
					1,226,425
Real Estate Investment
Trusts—.6%
Host Hotels & Resorts,
Gtd. Notes, Ser. M	7.00	8/15/12	550,000	[a]	467,500
Host Hotels & Resorts,
Gtd. Notes	7.13	11/1/13	900,000	[a]	731,250
					1,198,750

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Retail—1.4%
Amerigas Partners,
Sr. Unscd. Notes	7.25	5/20/15	2,260,000		2,135,700
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	1,080,000	[a]	653,400
					2,789,100
Technology—5.3%
Amkor Technologies,
Sr. Notes	9.25	6/1/16	1,455,000	[a]	1,127,625
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	10,320,000	[a,b]	4,386,000
First Data,
Gtd. Notes	9.88	9/24/15	2,205,000	[a]	1,300,950
Sungard Data Systems,
Gtd. Notes	9.13	8/15/13	1,000	[a]	875
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	6,050,000	[a]	4,265,250
					11,080,700
Telecommunications—12.9%
Belden,
Gtd. Notes	7.00	3/15/17	700,000	[a]	577,500
Centennial Cellular Operating,
Gtd. Notes	10.13	6/15/13	3,145,000	[a]	3,270,800
Centennial Communications,
Sr. Unscd. Notes	8.13	2/1/14	940,000	[a,b]	972,900
Centennial Communications,
Sr. Unscd. Notes	10.00	1/1/13	3,754,000	[a]	4,007,395
Crown Castle International,
Sr. Unscd. Notes	9.00	1/15/15	2,225,000		2,241,688
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	2,265,000	[a,c]	1,472,250
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	2,439,000	[a,c]	1,499,985
Inmarsat Finance II,
Gtd. Notes	10.38	11/15/12	1,735,000	[b]	1,787,050
Inmarsat Finance,
Sr. Scd. Notes	7.63	6/30/12	632,000		616,990
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	7,255,000		7,073,625
Intelsat,
Sr. Unscd. Notes	7.63	4/15/12	845,000		722,475

The Fund 15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Telecommunications (continued)
Nordic Telephone Holdings,
Sr. Scd. Notes	EUR	8.25	5/1/16	1,450,000	[c,f]	1,627,871
Nordic Telephone Holdings,
Sr. Scd. Bonds		8.88	5/1/16	415,000	[a,c]	390,100
Wind Acquisition Finance,
Sr. Scd. Bonds		10.75	12/1/15	575,000	[a,c]	572,125
						26,832,754
Textiles & Apparel—2.6%
Invista,
Sr. Unscd. Notes		9.25	5/1/12	4,405,000	[a,c]	3,964,500
Levi Strauss & Co.,
Sr. Unscd. Notes		9.75	1/15/15	1,580,000	[a]	1,366,700
						5,331,200
Utilities—Gas—.5%
Ferrellgas,
Sr. Unscd. Notes		6.75	5/1/14	1,170,000		988,650
Total Bonds and Notes
(cost $338,794,077)						279,110,464

Preferred Stocks—.0%				Shares		Value ($)

Media
Spanish Broadcasting System,
Ser. B, Cum. $107.5
(cost $2,256,546)				2,182 [a]		21,823

Common Stocks—.0%

Cable & Media—.0%
Time Warner Cable, Cl. A				2 [a,g]		50
Electric Utilities—.0%
Mirant				1,912 [a,g]		21,797
Total Common Stocks
(cost $79,123)						21,847

Other Investment—2.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,233,000)	5,233,000 [h]	5,233,000

Total Investments (cost $346,362,746)	137.1%	284,387,134
Liabilities, Less Cash and Receivables	(37.1%)	(76,941,420)
Net Assets	100.0%	207,445,714

a	Collateral for Revolving Credit and Security Agreement.

b	Variable rate security—interest rate subject to periodic change.

c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2009, these securities amounted to $53,458,330 or 25.8% of net assets.

d	Security linked to a portfolio of debt securities.

e	Non-income producing—security in default.

f	Principal amount stated in U.S. Dollars unless otherwise noted. EUR—Euro

g	Non-income producing security.

h	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Corporate Bonds	133.8	Preferred Stocks	.0
Short-Term/		Common Stocks	.0
Money Market Investments	2.5
Asset/Mortgage-Backed	.8		137.1

† Based on net assets.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	341,129,746	279,154,134
Affiliated issuers	5,233,000	5,233,000
Cash		623,335
Cash denominated in foreign currencies	54	57
Dividends and interest receivable		9,318,483
Receivable for investment securities sold		1,388,492
Prepaid expenses		52,632
		295,770,133
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		180,295
Due to Shareholder Servicing Agent—Note 3(b)		12,079
Loan payable—Note 2		84,000,000
Dividend payable		2,144,617
Payable for investment securities purchased		1,417,960
Interest and loan fees payable—Note 2		274,541
Unrealized depreciation on forward
currency exchange contracts—Note 4		78,037
Accrued expenses		216,890
		88,324,419
Net Assets ($)		207,445,714
Composition of Net Assets ($):
Paid-in capital		798,711,117
Accumulated undistributed investment income—net		4,787,500
Accumulated net realized gain (loss) on investments		(534,000,232)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(62,052,671)
Net Assets ($)		207,445,714
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		71,487,233
Net Asset Value, per share ($)		2.90

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2009

Investment Income ($):
Income:
Interest	33,603,370
Dividends:
Unaffiliated issuers	257,420
Affiliated issuers	70,962
Total Income	33,931,752
Expenses:
Management fee—Note 3(a)	3,088,163
Interest expense—Note 2	3,749,937
Shareholder servicing costs—Note 3(a,b)	366,555
Professional fees	167,199
Trustees’ fees and expenses—Note 3(c)	160,486
Registration fees	68,422
Custodian fees—Note 3(a)	46,659
Shareholders’ reports	19,767
Miscellaneous	87,868
Total Expenses	7,755,056
Less—reduction in management fee and shareholder
servicing fees due to undertaking—Note 3(a,b)	(1,029,388)
Net Expenses	6,725,668
Investment Income—Net	27,206,084
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(45,241,626)
Net realized gain (loss) on swap transactions	(10,375)
Net realized gain (loss) on forward currency exchange contracts	331,091
Net Realized Gain (Loss)	(44,920,910)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(42,032,787)
Net Realized and Unrealized Gain (Loss) on Investments	(86,953,697)
Net (Decrease) in Net Assets Resulting from Operations	(59,747,613)

See notes to financial statements.

The Fund 19

STATEMENT OF CASH FLOWS Year Ended March 31, 2009

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(160,630,977)
Net purchases of short-term portfolio securities	(4,211,000)
Proceeds from sales of portfolio securities	184,220,296
Dividend and interest received (net of amortization)	33,071,215
Interest and loan fees paid	(3,870,595)
Operating expenses paid	(969,513)
Paid to The Dreyfus Corporation	(2,119,207)
Realized gain from foreign exchange contracts transactions	331,091
Realized gain from swap transactions	(10,375)	45,810,935
Cash Flows from Financing Activities ($):
Dividends paid	(25,199,249)
Decrease in loan oustanding	(20,000,000)	(45,199,249)
Net increase in cash		611,686
Cash at beginning of period		11,706
Cash and cash denominated in foreign currencies at end of period		623,392
Reconciliation of Net Decrease in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Resulting from Operations		(59,747,613)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(160,630,977)
Proceeds from sales of portfolio securities		184,220,296
Net purchases of short-term portfolio securities		(4,211,000)
Decrease in dividends and interest receivable		294,271
Decrease in interest and loan fees payable		(120,658)
Decrease in accrued operating expenses		(60,424)
Decrease in Due to The Dreyfus Corporation and affiliates		(60,432)
Decrease in prepaid expenses		7,866
Net realized loss on investments		44,920,910
Net unrealized depreciation on investments		42,032,787
Net amortization of premiums and discounts on investments		(1,154,807)
Realized gain from foreign exchange contracts transactions		331,091
Realized gain from swap transactions		(10,375)
Net Cash Provided by Operating Activities		45,810,935

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2009	2008

Operations ($):
Investment income—net	27,206,084	24,102,240
Net realized gain (loss) on investments	(44,920,910)	(13,990,329)
Net unrealized appreciation
(depreciation) on investments	(42,032,787)	(30,738,062)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(59,747,613)	(20,626,151)
Dividends to Shareholders from ($):
Investment income—net	(25,306,480)	(24,448,634)
Total Increase (Decrease) in Net Assets	(85,054,093)	(45,074,785)
Net Assets ($):
Beginning of Period	292,499,807	337,574,592
End of Period	207,445,714	292,499,807
Undistributed investment income—net	4,787,500	820,716

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,

	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	4.09	4.72	4.60	4.67	4.76
Investment Operations:
Investment income—net[a]	.38	.34	.33	.37	.45
Net realized and unrealized
gain (loss) on investments	(1.22)	(.63)	.17	(.03)	(.05)
Total from Investment Operations	(.84)	(.29)	.50	.34	.40
Distributions:
Dividends from investment income—net	(.35)	(.34)	(.38)	(.41)	(.49)
Net asset value, end of period	2.90	4.09	4.72	4.60	4.67
Market value, end of period	2.45	3.47	4.29	4.04	4.40
Total Return (%)[b]	(20.03)	(11.75)	15.99	.94	(10.95)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.12	3.94	4.25	3.39	2.52
Ratio of net expenses
to average net assets	2.71	3.52	3.81	2.98	2.33
Ratio of net investment income
to average net assets	10.96	7.64	7.14	7.98	9.50
Portfolio Turnover Rate	48.80	49.38	41.02	54.31	81.52
Net Assets, end of period ($ x 1,000)	207,446	292,500	337,575	328,627	333,866
Average borrowings
outstanding ($ x 1,000)	94,866	129,549	149,351	135,205	138,099
Weighted average number of fund
shares outstanding ($ x 1,000)	71,487	71,487	71,487	71,487	71,294
Average amount of debt per share ($)	1.33	1.81	2.09	1.89	1.94

a	Based on average shares outstanding at each month end.

b	Calculated based on market value.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified, closed-end management investment company. The fund’s primary investment objective seeks high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment manager and administrator.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consid-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

eration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The fund adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements”(“FAS 157”).FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	5,254,847	279,132,287	—	284,387,134
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	(78,037)	—	(78,037)

† Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157,“FairValue Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually. To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On March 30, 2009, the Board of Trustees declared a cash dividend of $.03 per share from investment income-net, payable on April 28, 2009 to shareholders of record as of the close of business on April 14, 2009.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund is permitted to invest up to 5% of its assets directly in the common stock of high yield bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an IPO) to gain sector exposure and when suitable high yield bonds are not available for sale, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,612,885, accumulated capital losses $499,205,264 and unrealized depreciation $64,827,797. In addition, the fund had $32,700,611 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2009. If not applied, $283,731,643 of the carryover expires in fiscal 2010, $105,470,700 expires in fiscal 2011,

$56,969,403 expires in fiscal 2012, $19,946,264 expires in fiscal 2014, $8,379,964 expires in fiscal 2016 and $24,707,290 expires in fiscal 2017. During the period ended March 31,2009,$136,674,723 of accumulated capital losses expired unused. It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2009 and March 31, 2008 were as follows: ordinary income $25,306,480 and $24,448,634, respectively.

During the period ended March 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, consent fees, foreign currency transactions and the expiration of a capital loss carryover, the fund increased accumulated undistributed investment income-net by $2,067,180, increased accumulated net realized gain (loss) on investments by $135,083,310 and decreased paid-in capital by $137,150,490. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

At the beginning of the period, the fund had in place a $175,000,000 Revolving Credit and Security Agreement (the “Agreement”), which expired on November 6, 2008. Under the terms of the Agreement, the fund borrowed “Advances” (including Eurodollar Advances), as defined by the Agreement, on a collateralized basis with certain fund assets used as collateral which amounted to $234,799,020 as of March 31, 2009; the yield paid by the fund on such Advances was determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time.The fund paid certain other fees associated with the Agreement. Effective as of November 6, 2008, the fund renewed the Agreement until November 4, 2009 subject to certain amendments which reduced the total commitment of the Agreement from $175,000,000 to $125,000,000 and increased certain costs associated with the Agreement. As a result, the fund anticipated that the overall borrowing costs associated with the Agreement would increase. During the period ended March 31, 2009, $1,360,516 applicable to those fees was included in interest expense.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding during the period ended March 31, 2009, was approximately $94,865,800, with a related weighted average annualized interest rate of 2.52%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

For the period from April 1, 2008 through September 30, 2009, the Manager agreed to waive receipt of a portion of the fund’s management fee in the amount of .25% of the Managed Assets.The reduction in management fee, pursuant to the undertaking, amounted to $857,835 during the period ended March 31, 2009.

The fund compensates BNY Mellon Shareowner Services, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $12,000 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $46,659 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $5,070 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $217,427, custodian fees $17,870, chief compliance officer fees $2,394 and certain transfer agency fees $3,000, which are offset against an expense reimbursement currently in effect in the amount of $60,396.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10% of the value of the fund’s average weekly Managed Assets. During the period ended March 31, 2009, the fund was charged $343,129 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2008 through September 30, 2009, UBS Warburg LLC agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .05% of the Managed Assets.The reduction in shareholder services fee, pursuant to the undertaking, amounted to $171,553 during the period ended March 31, 2009.

(c) Each Trustee who is not an “interested person” (as defined in the Act) of the fund receives $15,000 per year plus $1,000 for each Board meeting attended, and $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an “interested person” (as defined in the Act) of the fund for travel and out-of-pocket expenses. With respect to compensation committee meetings, the Chair of the compensation committee receives $100 per meeting and, with respect to audit committee meetings prior to April 12, 2008, the Chair of the audit committee received $150 per meeting. In the event that there is an in-person joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, the Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Investment Funds and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and the fund. In the event that there is a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and the fund, each Trustee attending who is not an “interested person” (as defined in the 1940 Act) receives $150 from the fund.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts and swap transactions, during the period ended March 31, 2009, amounted to $161,610,617 and $183,483,160, respectively.

The fund may use various derivatives, including options, futures contracts, forward currency exchange contracts, mortgage-related securities, asset-backed securities and swaps.The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contracts term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. At March 31, 2009, there were no credit default swaps entered into by the fund.

The fund may enter into forward currency exchange contracts.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2009:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales:
Euro,
Expiring 04/24/2009	1,570,000	2,007,732	2,085,769	(78,037)

At March 31, 2009, the cost of investments for federal income tax purposes was $349,215,909; accordingly, accumulated net unrealized depreciation on investments was $64,828,775, consisting of $5,627,328 gross unrealized appreciation and $70,456,103 gross unrealized depreciation.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The FASB released Statement of Financial Accounting Standards No. 161,“Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus HighYield Strategies Fund (the “Fund”), as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2009, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York May 26, 2009

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates .93% of the ordinary dividends paid during the fiscal year ended March 31, 2009 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $257,420 represents the maximum amount that may be considered qualifying dividend income. The fund also hereby designates 97.17% of ordinary income dividends paid during the fiscal year ended March 31, 2009 as qualifying “interest related dividends”. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

In August 2008, the fund’s Chief Executive Officer submitted his annual certification to the NewYork Stock Exchange (“NYSE”) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR filings and are available on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management and Administration Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives noted the fund’s closed-end structure, the relationships the Manager has with various intermediaries complex-wide and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing services to intermediaries and shareholders.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied to seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of leveraged, high current yield, closed-end funds (the “Performance Group”) and to a larger universe

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of funds, consisting of all leveraged, high current yield, closed-end funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance, on both a net asset value and market price basis, was above the Performance Group and Performance Universe medians for the 1- , 2-, 3-, 4- and 5-year time periods ended December 31, 2008, except it was below the Performance Universe median, on a market price basis, for the 5-year time period.The fund’s total return performance, on both a net asset value and market price basis, was below the Performance Group and Performance Universe medians for the 10-year period ended December 31, 2008.A representative of the Manager reminded the Board that Karen Bater was added as a primary portfolio manager in July 2007, and noted that the fund’s total return performance, on both a net asset value and market price basis, for the one and two-years ended December 31, 2008 was in the first or second quartile in both the Performance Group and Performance Universe and ranked first in the Performance Group for each of those periods, except it was ranked second in the Performance Group for the fund’s total return performance, on a market price basis, for the one-year period ended December 31, 2008. The Board noted that the fund’s yield performance, on a net asset value basis, was below the Performance Group median and the Performance Universe median for each of the one-year periods ended December 31st since 2004 and 2005, respectively. The Board also noted that the fund’s yield performance was above the Performance Group median and the Performance Universe median for each of the one-year periods ended December 31st from 1999 to 2003 and from 1999 to 2004, respectively. The Board noted that the fund’s yield performance, on a market price basis, was above the Performance Group and Performance Universe medians for each of the one-year periods ended December 31st since 1999, except 2006, when the fund’s yield performance was equal to the Performance Group median, and

2007 and 2008, when the fund’s yield performance was below the Performance Group and Performance Universe medians.The Manager also provided a comparison of the fund’s calendar year total returns, based on net asset value, to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the Manager was voluntarily waiving a portion of its management fee in the amount of 0.25% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”), which represents almost 28% of the Manager’s contractual fee rate under the Management Agreement.The Board members noted that, based on Managed Assets and taking into account the fee waiver in place, the fund’s management fee was below the Expense Group and Expense Universe medians for the one-year period ended December 31, 2008.The Board also noted that, based on Managed Assets and taking into account the fee waiver in place, the fund’s expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was below the Expense Group and Expense Universe medians for the one-year period ended December 31, 2008. Representatives of the Manager and the Board members agreed that the voluntary waiver would be extended until September 30, 2009.

Representatives of the Manager noted that there were no other leveraged, high yield, closed-end funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including that the fund is a closed-end fund without daily inflows and outflows of capital and not experiencing asset growth, and that the Manager was already waiving almost 28% of its contractual fee rate under the Management Agreement. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that a discus-

sion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered by the Manager.The Board also noted the Manager’s waiver of receipt of a significant portion of the management fee and its effect on the profitability of the Management Agreement to the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative total return perfor- mance, noting the one-, two-, three-, four- and five-year performance.
  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of considerations described above.
  The Board determined that there were no economies of scale to be shared with the fund and that to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 41

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

BNY Mellon Shareowner Services (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares

(less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions.These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The Fund 43

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or dis-tribution.The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effec-

The Fund 45

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

tive date thereof.The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

The Fund 51

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Joseph S. DiMartino is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,361 in 2008 and $87,070 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $21,785 in 2008 and $22,419 in 2009. These services consisted of (i) agreed-upon procedures related to the Fund’s revolving credit and securities agreement and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,235 in 2008 and $2,350 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of the Auditor’s engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,790,000 in 2008 and $4,864,625 in 2009.

Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

     From the beginning of the reporting period until April 12, 2008, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, James M. Fitzgibbons, J. Tomlinson Fort, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

     From April 12, 2008 until March 31, 2009, the end of the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

     Effective April 12, 2008, Mr. Fort became a Board member Emeritus and no longer serves as an active member of the Audit Committee.

Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

     The Board of each fund in the Dreyfus Family of Funds has delegated to the Dreyfus Corporation (“Dreyfus”) the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon’s”) Proxy Policy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     Dreyfus seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies of funds managed by BNY Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Dreyfus’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the PPC for discussion and vote. Additionally, the PPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Dreyfus seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the PPC generally votes in accordance with management on issues that the PPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

     Information regarding how Dreyfus voted proxies for a Fund is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the Registrant’s Form N-PX filed with the SEC.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of May 29, 2009, the date of the filing of this report:

     Karen Bater is the sole primary portfolio manager for the Registrant. Ms. Bater has been the sole primary portfolio manager of the Registrant since April 2008 and a co-primary portfolio manager of the Registrant and employed by Dreyfus since July 2007. She is Director of High Yield Strategies of Standish Mellon Asset Management, LLC (“Standish Mellon”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, responsible for managing Standish Mellon’s High Yield portfolios. She joined Standish Mellon in July 2007 from NWD Investments. Prior to NWD Investments, Ms. Bater was a portfolio manager at CoresStates Investment Advisors.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. Karen Bater is the Registrant’s primary portfolio manager. Chris Barris and James Gaul are also portfolio managers of the Registrant. Ms. Bater and Messrs. Barris and Gaul are employees of Dreyfus and Standish Mellon.

     Portfolio Managers Compensation. Each Standish Mellon portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). The portfolio managers are compensated by Standish Mellon and not by Dreyfus or the Registrant. Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

     All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

     Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of the end of the Registrant’s fiscal year:

	Registered
	Investment
	Company		Pooled	Assets	Other	Assets Managed

Portfolio Manager	Accounts	Assets Managed	Accounts	Managed	Accounts

Karen Bater	4	$1,235,817,802	0	$0	12	$552,143,628

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager are as follows as of the end of the Registrant’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

Karen Bater	Dreyfus High Yield Strategies	None
Fund

     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

     Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By: /s/ J. David Officer J. David Officer President Date: May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ J. David Officer J. David Officer President Date: May 28, 2009 By: /s/ James Windels James Windels Treasurer Date: May 28, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)